UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

Rain Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40356	82-1130967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Jarvis Avenue, Suite 204

Newark, CA 94560

(Address of principal executive offices, including Zip Code)

(510) 953-5559

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On December 22, 2022, Rain Therapeutics Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a change of the Company’s name from “Rain Therapeutics Inc.” to “Rain Oncology Inc.” effective as of December 30, 2022 (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws to reflect the Name Change (as amended and restated, the “Second Amended and Restated Bylaws”). A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events

On December 29, 2022, the Company issued a press release announcing the Company’s Name Change. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 8.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, effective December 30, 2022.
3.2	Second Amended and Restated Bylaws of the Company, effective December 30, 2022.
99.1	Press Release, dated December 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rain Therapeutics Inc.

Date: December 29, 2022	By:	/s/ Avanish Vellanki
	Name:	Avanish Vellanki
	Title:	Chief Executive Officer